SCHEDULE 14C INFORMATION
     Proxy Statement Pursuant to Section 14(c) of the Securities Act of 1934

                                Amendment No. 1

(Mark One)
Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[X]    Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Information Statement
[ ]    Definitive Additional Materials

                          ADVANCED MEDIA TRAINING, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.
       (a)      Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------
       (b)      Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------
       (c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filings fee is calculated and state how it was determined):

                ----------------------------------------------------------------
       (d)      Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------
       (e)      Total fee paid:

                ----------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange Action
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)     Amount Previously Paid: __________________________________________
       2)     Form, Schedule or Registration Statement No.:_____________________
       3)     Filing Party: ____________________________________________________
       4)     Date Filed: ______________________________________________________


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


                          ADVANCED MEDIA TRAINING, INC.

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER
                              --------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                 YOU ARE NOT BEING REQUESTED TO SEND US A PROXY

                                  INTRODUCTION

         This information statement ("Information Statement") will be mailed on or about May __, 2006, to the shareholders of record as of February 26, 2006, of ADVANCED MEDIA TRAINING, INC. a Delaware corporation (the "Company") in connection with action taken by the Company pursuant to the written consent of a majority of the shareholders of the Company on February 24, 2006 ("Written Consent").

         There will not be a meeting of stockholders and none is required under the Delaware General Corporation Law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. Under Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

                 THIS IS NOT A NOTICE OF MEETING OF SHAREHOLDERS
                    AND NO SHAREHOLDERS' MEETING WILL BE HELD
                     TO CONSIDER ANY MATTER DESCRIBED HEREIN

                          ADVANCED MEDIA TRAINING, INC.
                          17337 Ventura Blvd., Ste. 208
                            Encino, California 91316

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER

         To the stockholders of ADVANCED MEDIA TRAINING, INC.:

         NOTICE IS HEREBY GIVEN that the following action was taken by the Company pursuant to a Written Consent of the Majority Shareholders of ADVANCED MEDIA TRAINING, INC. The action taken consists of:

                  The amendment of the Company's Certificate of
          Incorporation to increase the authorized number of shares of the Company's common stock from 25,000,000 to 200,000,000.

         The Certificate of Amendment was filed with the Delaware Secretary of State on February 27, 2006.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock of the Company held of record by such persons and will reimburse such brokers and other custodians for out-of-pocket expenses incurred in forwarding such material. The Board of Directors has established the close of business on February 26, 2006, as the record date (the "Record Date") for the determination of stockholders entitled to notice of the action taken pursuant to the Written Consent.


                              By Order of the Board of Directors


                              /S/  BUDDY YOUNG
                              ----------------------------
                              BUDDY YOUNG, President &
                              Chief Executive Officer
Encino, California
May __, 2006

                               GENERAL INFORMATION

PRIOR REVIEW

         Although copies of this Information Statement have been filed with and examined by the Securities and Exchange Commission ("Commission"), such filing and examination by the Commission does not represent and shall not be deemed to be a finding that the materials are accurate or complete or not false or misleading. Nor does it mean that the Commission has passed upon the merits of or approved any statement contained in the materials or any matter which was taken by the Written Consent. No representation to the contrary has been made or should be implied. Any representation to the contrary is a criminal offense.


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


NO FALSE OR MISLEADING STATEMENTS

         To the best of the Company's knowledge, all statements made and contained herein are true at the time made and in the light of the circumstances under which they are being made and are not false or misleading with respect to any material fact or otherwise omit any material fact necessary to make the statements herein not false or misleading or to correct any prior statements.

ITEM 1 TO SCHEDULE 14C, INFORMATION REQUIRED BY SCHEDULE 14A

ITEM 1 TO 14A, DATE, TIME AND PLACE INFORMATION

         (a) The date of the consent to the action reported was February 27, 2006. The mailing address for the Company is 17337 Ventura Boulevard, Suite 208 Encino, California 91316.

         (b) This information statement ("Information Statement") will be mailed on or about May __, 2006, to the shareholders of record as of February 26, 2006, of the Company.

         (c) N/A

ITEM 2 TO 14A, REVOCABILITY OF PROXY                 N/A

ITEM 3 TO 14A, DISSENTER'S RIGHT OF APPRAISAL

         There are no appraisal rights regarding any matter to be acted upon.

ITEM 4 TO 14A, PERSONS MAKING SOLICITATION                    N/A

ITEM 5 TO 14A, INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON N/A

ITEM 6 TO 14A, VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the close of business on February 26, 2006 (the "Record Date"), the Company's authorized capitalization consisted of 25,000,000 shares of common stock, par value $.001 per share. As of the record date, there were Seventeen Million Three Hundred Ten Thousand (17,310,000) shares of common stock of the Company issued and outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles its holder to one vote on each matter submitted to the Shareholder.

         The ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, named executive officers, and the executive officers and directors as a group are entitled to vote Eleven Million Two Hundred Twenty Four Thousand

(11,224,000) shares of the issued and outstanding common stock, or 64.84 % of the shares outstanding and entitled to vote.

ITEMS 7, 8, 9, 10, 11, 12, AND 13           N/A

ITEM 14, MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

(b).(1). SUMMARY OF TERMS On Monday, March 20, 2006, the Company closed a transaction with Dematco Corporation, a United Kingdom corporation ("Dematco"). The Company issued 6,464,000 of its common stock, valued at $1.25 per share (which was a price at which the stock traded on March 20, 2006), to purchase the 8,080,000 shares of Dematco's equity. The 8,080,000 shares of Dematco's common stock equals eight percent (8%) of Dematco's total issued and outstanding equity. Dematco's stock was valued by the parties at $1.00 per share and the Company's stock was valued at $1.25 per share. In addition, the Company received an option to purchase up to all of the remaining issued and outstanding equity of Dematco. The option is exercisable up to and including February 28, 2007, the one year anniversary of the effective date of the transaction. The purchase price for the remaining Ninety Two percent (92%) of Dematco's common stock will be $1.00 per share to be paid by the Company's common stock, the value of which will be the market value of the Company's common stock at close of trading on the date on which the Company elects to exercise the option.

(b).(2). CONTACT INFORMATION COMPANY The contact person for the Company is Buddy Young, President and Chief Executive Officer. The Company's address is 17337 Ventura Boulevard, Suite 208 Encino, California 91316. The phone number is (818) 784-0040.

CONTACT  INFORMATION  DEMATCO  The contact  person for  Dematco is Jacqui  Nunn,
Dematco's  Secretary.   Dematco's  address  is  1  Mark  Road,  Hemel  Hemstead,
Hertfordshire, England HP2 7BN. The phone number is 441442262471.

(b).(3). BUSINESS CONDUCTED COMPANY The Company's business is the development, production and distribution of management and general workforce training videos for use by businesses throughout the world. In addition to the distribution of videos produced by the Company, the Company markets and distributes training videos for other producers. The Company has a production agreement with The Hathaway Group which provides for the joint production of a series of six (6) corporate training videos based on either classic Hollywood motion pictures or historical world events. These six (6) videos have been completed and are being distributed by the Company. The current titles include: (i) THE CUBAN MISSILE
CRISIS: A CASE STUDY IN DECISION MAKING AND ITS CONSEQUENCES, a training video is based on the decision making process of President Kennedy and his Cabinet during the Cuban missile crisis; (ii) IT'S A WONDERFUL LIFE: LEADING THROUGH SERVICE, features film clips from the classic motion picture IT'S A WONDERFUL LIFE, starring Jimmy Stewart; (iii) OWN IT (i.e., "own" your job) which focuses on four themes in the workplace; (a) caring about what you do; (b) going above and beyond; (c), being a team player; and (d) being proud of what you do and where you do it; (iv) HOW DO YOU PUT A GIRAFFE INTO A REFRIGERATOR? is an animated short that is used as a meeting opener to stimulate the thinking of the participants; and, (v) TEAMSPEAK: HOW TO ASK POSITIVE QUESTIONS, which features John O'Hurley (who portrayed Mr. Peterman on SEINFELD) and addresses the importance of asking positive questions to generate productivity at meetings.

         The Company and its competitors generally have non-exclusive distribution agreements with a number of distributors to market and sell videos. The material terms of the Company's various agreements with video suppliers (which consist of distributors and producers) are very similar. Generally, these agreements grant the Company the right to sell the supplier's video training products on a non-exclusive basis and are subject to a negotiated terms and renewal periods, sales territory; confirmation of our independent contractor relationship, sales commissions: and, in some instances, minimum monthly sales. Further discussion of the Company's business operations may be found in its reports to the Securities & Exchange Commission on Forms 10-KSB and Forms 10-QSB.

         BUSINESS CONDUCTED DEMATCO is a UK registered private company, based in Geneva that provides proprietary dematerialization services to the securities industry. The Company provides these services pursuant to an agreement with SBP, (Societe Bancaire Privee), a Geneva based federal bank. SBP is a worldwide clearer and provider of depository facilities for all manner of financial instruments.

         Dematco, Inc. and Societe Bancaire Privee SA entered into an Agreement dated April 3rd, 2006. Dematco agreed to provide its "dematerilization" technology to Societe and Societe agreed to provide its administrative support to Dematco's "dematerilization" business. The parties will devote six (6) months to develop a viable business which is capable of providing the dematerilization process to the "private equity into trading platform" aka the PETs system. The dematerilization process provides for the electronic issuance, transfer and maintenance of securities, both public and private. Societe will charge only third party costs borne by Societe. Thereafter Dematco and Societe will split revenues on a 70/30 basis, with 70 percent going to Dematco and 30 percent to Societe Bancaire Privee. Assuming the parties create a marketable product within six (6) months, the initial term of the agreement will be for five (5) years, subject to termination on one (1) year's notice.

         Dematerialization is the digital process of eliminating physical certificates for securities and other negotiable instruments. Dematerialized instruments are not on paper and no certificate exists. They are maintained in the form of entries in the books of stock transfer agents and depositories. Essentially, unlike the traditional method of possessing a share certificate as proof of ownership of shares, in the demat system, the shares are held in a dematerialized form as a record of security ownership. The SIA (Securities Industry Association) defines "Dematerialization" as "the process of eliminating physical certificates as a record of security ownership, or where ownership of the security exists only as an accounting record.

         Dematerialization eliminates certificates, replacing them with electronic ownership records. The goal of dematerialization is to facilitate paperless transactions, which streamlines processing, lowers costs and reduces the risk associated with lost, stolen or counterfeit certificates.

         Historically, investors had two choices for holding equities: 1) in street name in an account with a brokerage firm or bank-custodian or 2) ownership on the books of the issuer and a physical certificate personally held by the investor.

         Through dematerialization, which is also referred to as the Direct Registration System (DRS), investors will have a third option: shares directly registered on the books of the issuer without holding a certificate.

         DRS was developed at the direction of the Securities and Exchange Commission as an alternative for securities ownership. Under DRS, the security is registered on the books of the Transfer Agent without the need for a physical certificate. This is commonly referred to as "book entry."

         Under DRS, investors receive transaction advises and periodic account statements. It provides for the electronic movement of securities between the Investor's account on the books of the transfer agent and the Investor's broker-dealer.

         The State of Delaware has recently changed their statutes to permit book-entry only stock ownership. Company's incorporated in the State now have the option of eliminating certificates altogether by their participation in DRS.

(b).(4). TERMS OF POTENTIAL TRANSACTION COMPANY The Company has the option, through February 28, 2007, to purchase all or a part of the issued and outstanding equity of Dematco. The Company is not under any obligation to purchase that equity. Whether the Company purchases any further stock in Dematco is contingent upon the Company's decision to do so. There are no minimum, maximum, or mandatory terms or conditions which dictate the Company's decision. If the Company purchases a portion of Dematco's outstanding stock, then each of Dematco's shareholders will sell a proportionate share of the Dematco stock owned by them. The exercise price for the Company's purchase of Dematco stock will be based upon a value of $1.00 per of Dematco stock to be paid by the Company's common stock, the value of which will be the market value of the Company's common stock at close of trading on the date on which the Company elects to exercise the option.

         The Company is increasing its number of authorized capital stock in order to have shares of common stock available for issuance in the event the Company elects to exercise the option.

         In the event that the Company does exercise it's option, the Company will issue new shares of its common stock to the Dematco shareholders. The
Company expects to issue restricted stock. The Company is not under any obligation, either pre-exercise or post-exercise, to register any of the shares of its common stock to be issued to Dematco. If the Company purchases all of the shares of Dematco, then Dematco would become a wholly owned subsidiary of the Company

         There is no consideration that will be issued to, paid to or delivered to the Company's shareholders.

         The reason for entering into an agreement with Dematco is to provide the Company an opportunity to acquire an eight percent (8%) interest in Dematco. Management believes that Dematco is well positioned to take advantage of the recent move within the securities industry towards eliminating physical stock certificates as proof of security ownership. Additionally, the agreement gives the Company the option to acquire the remaining ninety two percent (92%) of Dematco, should the Company decide that it is in the best interest of its shareholders to change its core business. Dematco is engaged in the business of electronic digitizing of all forms of securities, whether listed, private or simply to be able to trade and clear in electronic form. No vote of the Company's shareholders is required for the Company to make the decision to exercise the option to purchase all or a portion of Dematco's outstanding equity.

         There are no differences in the rights of any of the Company's stockholders. The Company has authorized only one class of stock, which is common stock, par value $0.001 per share and every share has the same rights. While the acquisition of Dematco will not change any shareholder rights, there would be substantial dilution resulting from the issuance of shares to acquire the remaining ninety two percent (92%) of Dematco.

         Assuming that the Company exercises its option, Dematco will become a wholly owned subsidiary of the Company. In that event, the Company anticipates that such an event will have a material effect on the recapitalization of the Company.

         The  Company  is  not  aware  of  any  material   federal   income  tax
consequences of the acquisition of Dematco.

(b).(5). REGULATORY APPROVALS None

(b).(6). REPORTS,  OPINIONS  AND  APPRAISALS   No report,  opinion or  appraisal
materially relating to the transaction has been received from an outside party.

(b).(7). PAST CONTRACTS, TRANSACTIONS AND NEGOTIATIONS All contracts, transactions and negotiations between the Company and Dematco are disclosed in this Information Statement and the Company's Form 8-K Current Reports filed with the Commission on February 8, 2006 and March 22, 2006. The Company is not making or responding to a tender offer. Accordingly, the Company's stockholders are not being asked to make a decision to sell, tender or hold securities sought in such an offer.


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


(b).(8). SELECTED  FINANCIAL  DATA    By  this  reference,  the  Company  hereby
incorporates the financial information contained in its Form 10-KSB for the fiscal year ended May 31, 2005, filed with the Commission on August 29, 2005, as amended by Form 10-KSB/A filed on March 22, 2006, its Form 10-QSB for the quarter ended August 31, 2005, filed on October 11, 2005 and amended by Form 10-QSB/A filed on March 22, 2006, Form 10-QSB for the quarter ended November 30, 2005, filed on January 12, 2006, and amended by Form 10-QSB/A filed on March 22, 2006 and Form 10-QSB for the quarter ended February 28, 2006, filed on April 17, 2006

(b).(9). PRO FORMA SELECTED FINANCIAL DATA No one is attempting to acquire the Company. Accordingly, no such information is applicable.

(b).(10). PRO FORMA  INFORMATION  N/A,   however we are providing  below audited
financial statements for Dematco, Inc.


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


    MOORE & ASSOCIATES, CHARTERED
         ACCOUNTANTS AND ADVISORS
                 PCAOB REGISTERED


           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Dematco Limited
(A development stage company)
Las Vegas, Nevada

We have audited the accompanying balance sheet of Dematco Limited (A development stage company) as of March 31, 2006 and December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2006, the year ended December 31, 2005 and from inception on November 1, 2005 through March 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dematco Limited (A development stage company) as of March 31, 2006 and December 31, 2005 and the results of its operations and its cash flows for the three months ended March 31, 2006, the year ended December 31, 2005 and from inception on November 1, 2005 through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's recurring losses and lack of operations raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/S/ MOORE & ASSOCIATES, CHARTERED
---------------------------------
Moore & Associates Chartered
Las Vegas, Nevada
May 3, 2006


               2675 S. JONES BLVD. SUITE 109, LAS VEGAS, NV 89146
                       (702) 253-7511 FAX (702) 253-7501



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


                                 DEMATCO LIMITED
                          (A Development Stage Company)

                                 BALANCE SHEETS

                                                        March 31,   December 31,
                                                           2006          2005
                                                        ---------     ---------

ASSETS

  Current Assets
      Cash .........................................    $   6,884     $   8,263
                                                        ---------     ---------

      Total Current Assets .........................        6,884         8,263
                                                        ---------     ---------

  Total Assets .....................................    $   6,884     $   8,263
                                                        =========     =========


LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities
      Notes Payable to Shareholders ................    $   7,570     $   8,727
                                                        ---------     ---------

      Total Liabilities ............................        7,570         8,727
                                                        ---------     ---------

  Stockholders' Equity

      Common Stock, authorized 1,000,000,000
      shares, par value $0.00573, issued
      and outstanding on March 31, 2006 and
      December 31, 2005 is 101,000,000 shares ......      578,786       578,786

      Additional Paid-in Capital ...................         --            --

      Retained Deficit .............................     (579,469)     (579,251)

      Gain/(Loss) on Currency Translation ..........           (3)            1

      Total Stockholders' Equity ...................         (686)         (464)
                                                        ---------     ---------

  Total Liabilities and Stockholders' Equity .......    $   6,884     $   8,263
                                                        =========     =========


         The accompanying notes are an integral part of these statements

                                 DEMATCO LIMITED
                          (A Development Stage Company)

                            STATEMENTS OF OPERATIONS

                                                                         November 1,
                                      Three Months                          2005
                                          Ended          Year Ended      (Inception)
                                        March 31,       December 31,     to March 31,
                                          2006              2005             2006
                                      -------------    -------------    -------------
Income
    Consulting Revenue ............   $        --      $        --      $        --

Operating Expenses
    General and Administrative ....             218              465              683
                                      -------------    -------------    -------------
    Total Expenses ................             218              465              683
                                      -------------    -------------    -------------
    Net Loss from Operations ......            (218)            (465)            (683)

Extraordinary Items
    (Loss) on revaluation of Assets            --           (578,786)        (578,786)
                                      -------------    -------------    -------------
Net Loss ..........................            (218)        (579,251)        (579,469)
                                      -------------    -------------    -------------
Other Comprehensive Income/(loss)
    Currency Translation ..........              (4)               1               (3)
                                      -------------    -------------    -------------

Comprehensive Income/(loss) .......   $        (222)   $    (579,250    $    (579,472)
                                      =============    =============    =============

Basic and Diluted
    (Loss) per Share ..............               a                a                a

Weighted Average
   Number of Shares ...............     101,000,000       99,344,262       99,344,262
                                      -------------    -------------    -------------

a = less that ($0.01)


         The accompanying notes are an integral part of these statements

                                DEMATCO LIMITED
                         (A Development Stage Company)

                       STATEMENT OF STOCKHOLDERS' EQUITY

              From November 1, 2005 (Inception) to March 31, 2006

                                         COMMON STOCK                                                         TOTAL
                                   -------------------------     PAID-IN      CURRENCY       RETAINED        EQUITY
                                     SHARES        AMOUNT        CAPITAL     TRANSLATION     (DEFICIT)      (DEFICIT)
                                   -----------   -----------   -----------   -----------    -----------    -----------
Common Shares issued to Founders
   for Intangibles at $0.00573
   per share ...................   101,000,000   $   578,786   $      --     $      --      $      --      $   578,786

Currency Translation ...........          --            --            --               1           --                1

Net (Loss) .....................          --            --            --            --         (579,251)      (579,251)
                                   -----------   -----------   -----------   -----------    -----------    -----------

BALANCE, DECEMBER 31, 2005 .....   101,000,000       578,786          --               1       (579,251)          (464)

Currency Translation ...........          --            --            --              (4)          --               (4)

Net (Loss) .....................          --            --            --            --             (218)          (218)
                                   -----------   -----------   -----------   -----------    -----------    -----------

BALANCE, MARCH 31, 2006 ........   101,000,000   $   578,786   $      --     $        (3)   $  (579,469)   $      (686)
                                   ===========   ===========   ===========   ===========    ===========    ===========


         The accompanying notes are an integral part of these statements

                                 DEMATCO LIMITED
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS

                                                                                November 1,
                                                    Three Months                   2005
                                                         Ended     Year Ended   (Inception)
                                                       March 31,  December 31,  to March 31,
                                                         2006         2005         2006
                                                      ---------    ---------    ---------
Operating Activities ..............................   $    (218)   $(579,251)   $(579,469)
      Net (Loss)
      Adjustments to reconcile Net (Loss)
         Currency Translation .....................          (4)           1           (3)
         Revaluation of Assets ....................        --        578,786      578,786
      Changes in Operating Assets and Liabilities
         (Increase)/Decrease in Accounts Receivable        --           --           --
         Increase/(Decrease) in Accounts Payable ..        --           --           --
                                                      ---------    ---------    ---------

      Net Cash Provided by Operating Activities ...        (222)        (464)        (686)
                                                      ---------    ---------    ---------

  Investment Activities
      Equipment Purchase ..........................        --           --           --
                                                      ---------    ---------    ---------

      Net Cash (Used) by Investment Activities ....        --           --           --
                                                      ---------    ---------    ---------

  Financing Activities
      Proceeds/(Payments) - Shareholder Notes .....      (1,157)       8,727        7,570
                                                      ---------    ---------    ---------

      Net Cash Provided by Financing Activities ...      (1,157)       8,727        7,570
                                                      ---------    ---------    ---------

  Net Increase in Cash ............................      (1,379)       8,263        6,884

  Cash, Beginning of Period .......................       8,263         --           --
                                                      ---------    ---------    ---------

  Cash, End of Period .............................   $   6,884    $   8,263    $   6,884
                                                      =========    =========    =========

  Supplemental Information:
      Interest Paid ...............................   $    --      $    --      $    --
      Income Taxes Paid ...........................   $    --      $    --      $    --

  Significant Non-Cash Transactions:
       The Company issued 101,000,000 common shares to its founders for proprietary technology valued at $578,786 which was revalued to zero.


         The accompanying notes are an integral part of these statements

                                 DEMATCO LIMITED
                          (A Development Stage Company)


                          NOTES TO FINANCIAL STATEMENTS
                     (MARCH 31, 2006 AND DECEMBER 31, 2005)


NOTE 1.  GENERAL ORGANIZATION AND BUSINESS

Dematco Limited (the Company) is a United Kingdom registered private company based in Geneva that provides proprietary dematerialization services to the securities industry. The Company was established in November 2005.

On March 20, 2006, owners of Dematco entered into an agreement to sell eight percent (8%) of its issued and outstanding shares to Advanced Media Training, Inc. with a one-year option to sell the remaining 92% equity of the Company. (See "Note 7 Subsequent Events" for details)

The Company specializes in document dematerialization. Dematerialization is the digital process of eliminating physical documents and replacing them with electronic ownership records.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

ACCOUNTING BASIS

The statements were prepared following generally accepted accounting principles of the United States of America consistently applied.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all short-term liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The company maintains its financial records using British Pounds and has converted all amounts into United States dollars for the purposes of these statements. Balance sheet accounts including amortization were converted using the December 30, 2005 rate. Income statement accounts were converted using the average rate for November and December 2005.

EQUIPMENT

Equipment is stated at cost. Currently the Company owns no equipment.

LOSS ON REVALUATION OF LONG-TERM ASSETS

During November 2005 the Company issued 101,000,000 common shares of stock at $578,786 par value to its founders and received rights to proprietary dematerialization technology. Because the value of the asset is extremely difficult to confirm the Company has revalued the asset to zero as follows:


         Proprietary Technology .....................        $ 578,786
         Less:
         Loss on Revaluation ........................         (578,786)

                                                             ---------
         Net Proprietary Technology .................        $       0
                                                             =========

NOTES PAYABLE - RELATED PARTY

The note payable is a loan from a director, is a no interest demand note in the amount of 8,727.

REVENUE RECOGNITION

The Company is in its development stage and has no revenue.

INCOME TAXES

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

EARNINGS PER SHARE

Basic earnings per share are computed by dividing net income by the average number of common shares outstanding during the period. Diluted earnings per share takes into consideration the potentially dilutive effect of common stock equivalents, such as outstanding stock options and warrants, which if exercised or converted into common stock would then share in the earnings of the Company. In computing diluted earnings per share, the Company utilizes the treasury stock method and anti-dilutive securities are excluded.

The Company has no outstanding option, warrants or other potential dilutive instruments.

STOCK BASED COMPENSATION

The Company accounts for its stock based compensation based upon provisions in SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. In this statement stock based compensation is divided into two general categories, based upon who the stock receiver is, namely: employees/directors and non-employees/directors. The employees/directors category is further divided based upon the particular stock issuance plan, namely compensatory and non- compensatory. The employee/directors non-compensatory securities are recorded at the sales price when the stock is sold. The compensatory stock is calculated and recorded at the securities' fair value at the time the stock is given. SFAS 123 also provides that stock compensation paid to non-employees be recorded with a value which is based upon the fair value of the services rendered or the value of the stock given, whichever is more reliable. The Company has selected to utilize the fair value of services rendered.

NOTE 3.  GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is in its development stage and has no source of revenue from operations. This raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

The Company has survived only through borrowings from shareholders. The company must raise funds or continue borrowings in the near future to survive. There is no assurance that management can find investors or continue borrowings to cover the losses generated.

MANAGEMENT'S PLANS

On March 20, 2006, owners of Dematco entered into an agreement to sell eight percent (8%) of its issued and outstanding shares to Advanced Media Training, Inc. (AMTI) with and option for AMTN to purchase the remaining 92% equity of the Company within one year.

In the purchase agreement AMTN agreed to purchase 8% or 8,080,000 common shares of the Company ($1.00 per share) per share in return for 6,464,000 common shares of AMTI ($1.25 per share). The agreement includes a one-year option for AMTI to purchase the remaining 92% equity (92,920,000 shares) of the Company at $1.00 per share in exchange for AMTI shares at the prevailing market at the time of exercise.

Management feels that this action will allow it to raise the funds necessary to pursue its business plan.

NOTE 4.  STOCKHOLDERS' EQUITY

COMMON STOCK

Dematco Limited (the Company) is a United Kingdom registered private company based in Geneva. It is authorized 1,000,000,000 common shares at a par value of $0.00573 (1p).

During November 2005 the Company issued 101,000,000 common shares to its founders for proprietary technology valued at $578,786.

NOTE 5.  PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The total deferred tax asset is $127,435, as of December 31, 2005, which is calculated by multiplying a 22% estimated tax rate by the cumulative NOL of $579,250. The total valuation allowance is a comparable $127,435.

The provision for income taxes for the period ended December 31, 2005 follows:

         YEAR ENDED DECEMBER 31,                               2005
         -----------------------------------------         -----------

         Deferred Tax Asset ......................             127,435
         Valuation Allowance .....................            (127,435)
         Current Taxes Payable ...................                0.00
                                                           -----------
         Income Tax Expense ......................         $      0.00
                                                           ===========

Below is a chart showing the estimated federal net operating losses and the year in which they will expire.

              YEAR              AMOUNT           EXPIRATION
              ----              ------           ----------
              2005            $ 579,250             2025
                              ---------

              Total           $ 579,250
                              =========

NOTE 6.  THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards SFAS 150-154 and their effect on the Company.

Statement  No.  150   Accounting   for  Certain   Financial   Instruments   with
Characteristics of both Liabilities and Equity (Issued 5/03)

This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

Statement No. 151 Inventory Costs-an amendment of ARB No. 43, Chapter 4 (Issued 11/04) This statement amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "...under some circumstances, items such as idle facility expense, excessive spoilage, double freight and re-handling costs may be so abnormal as to require treatment as current period
charges...."  This  Statement   requires  that  those  items  be  recognized  as
current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this

Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.

Statement No. 152 Accounting for Real Estate Time-Sharing Transactions (an amendment of FASB Statements No. 66 and 67)

This Statement amends FASB Statement No. 66, ACCOUNTING FOR SALES OF REAL ESTATE, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position
(SOP) 04-2, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS.

This Statement also amends FASB Statement No. 67, Accounting FOR COSTS AND INITIAL RENTAL OPERATIONS OF REAL ESTATE PROJECTS, states that the guidance for
(a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2.

Statement No. 153 Exchanges of Non-monetary Assets (an amendment of APB Opinion No. 29)

The guidance in APB Opinion No. 29, ACCOUNTING FOR NON-MONETARY TRANSACTIONS, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, includes certain exceptions to the principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assts and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.

Statement No. 154 - ACCOUNTING CHANGES AND ERROR CORRECTIONS (A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3)

This Statement replaces APB Opinion No. 20, ACCOUNTING CHANGES, and FASB Statement No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

The adoption of these new Statements is not expected to have a material effect on the Company's current financial position, results or operations, or cash flows.

ITEMS 15, 16, 17 & 18, TO 14A               N/A

ITEM 19, AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

         On February 25, 2006, the Company's shareholders adopted a resolution authorizing the Company's Board of Directors and Officers to amend the Company's Articles of Incorporation (or charter) increasing the number of shares of common stock of the Company from Twenty Five Million (25,000,000) to Two Hundred Million (200,000,000). A Certificate of Amendment to Articles of Incorporation increasing an increase in the number of shares of common stock authorized by the Company was filed with the Delaware Secretary of Sate on February 27, 2006.

ITEM 20, 21 & 22           N/A

ITEM 2 TO SCHEDULE 14C, STATEMENT THAT PROXIES ARE NOT BEING SOLICITED

         We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

ITEM 3 TO SCHEDULE 14C, INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

          The following table sets forth information as of February 26, 2006, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 208, Encino, California 91316.

NAME AND ADDRESS           NUMBER OF SHARES OWNERSHIP             PERCENTAGE
----------------           --------------------------             ----------

Buddy Young (1)                     10,084,000                        58.26%
Stephen Albright (2)                   600,000                         3.47%
David Leedy (3)                         60,000                          .35%
Dennis Spiegelman (3)                   60,000                          .35%
Howard Young (4)                       420,000                          .35%
All officers and directors
as a group (6 persons)              11,224,000                        64.84%

----------
(1) All of the shares directly owned by the Young Family Trust ("Trust") and thus beneficially owned by Buddy Young and his wife, Rebecca Young, who, as co-trustees of the Trust, share voting and investment power over the shares. Buddy Young is a director, the chief executive officer and the chief financial officer of the Company.
(2)      Director, Vice President and Secretary
(3)      Director
(4)      Howard Young is a Vice President and the son of Mr. Buddy Young.

ITEM 4 TO SCHEDULE 14C, PROPOSALS BY SECURITY HOLDERS

         None of the Company's security holders has submitted any proposals to the Company.

ITEM 5 TO SCHEDULE 14C, DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         Each security holder will be sent a copy of this Information Statement, even if sharing an address with another security holder.

         The Company's current office is 17337 Ventura Boulevard, Suite 208 Encino, California 91316. The phone number is (818) 784-0040. Any security holder who wishes to notify the Company of that security holder's desire to continue to receive a separate Information Statement or to receive a single Information Statement at an address shared by multiple security holders may contact the Comp any at its address and/or phone number with such request.

By Order of the Board of Directors

/S/ BUDDY YOUNG
------------------------------------------------
BUDDY YOUNG, President & Chief Executive Officer
Encino, California
May ___, 2006